anixa BIOSCIENCES

September 16, 2020
NASDAQ:ANIX

Amit Kumar
Chairman and CEO
ak@anixa.com

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Corporate Background

General & Financial

- NASDAQ: ANIX
- Bay Area, CA Biotech
- **18-24 months of cash**
- **Capital Efficient**
- **No debt**
- Three high value programs

Strategy: Low Cost Business Model

- Invent/in-license technology platforms
- Develop technology with partners
  - Leverage existing infrastructure of partner
  - Maintain low cash burn
- Multiple Orthogonal Projects
- **Sell or license products**

Key Collaborators

Cleveland Clinic

MOFFITT CANCER CENTER

THE WISTAR INSTITUTE

ontochem

Three High Value Programs

Oncology and Infectious Disease

Breast Cancer Vaccine

- Immunize against α-Lactalbumin to prevent Triple Negative Breast Cancer (TNBC) and other breast cancers
- Worldwide license
- Cleveland Clinic collaboration for IND and clinical trial
- $6.2 MM DOD grant will fund pre-clinical work and two Ph 1 clinical trials

CAR-T: Cancer Immunotherapy Program

- Chimeric Endocrine Receptor T-Cell (CER-T): A new type of CAR-T
  - First indication - ovarian cancer (platform for multiple cancer indications)
  - Worldwide license
  - Moffitt Cancer Center collaboration for IND and clinical trial

Covid-19 Therapeutic

- *In Silico* Screening - Artificial intelligence, Machine Learning and Molecular Modeling
- Targeting two enzymes of SARS-CoV-2 virus
- Early stage program but moving fast – Multiple compounds already identified and in biological testing

Commercial Partnership and Monetization Strategy

- Drug development is risky
  - We mitigate the risk by diversifying
  - We also work on programs that are relatively low cost
- Our strategy is to monetize our programs, through licensing partnerships, once we have positive Phase 1, first in human data
  - Upfront license payment
  - Funding for support of clinical trial costs
  - Milestones based on successes
  - Revenue share/royalty
  - Equity investments
- The size of the payments above depend on the quality of the data, the size of the market, and overall value of the product

Breast Cancer Vaccine

Inventor and PI: Vincent K. Tuohy, Ph.D.

Mort and Iris November Distinguished Chair in Innovative Cancer Research, Cleveland Clinic

Retired Tissue Specific Protein

- Expressed at periods of life, but no longer expressed as we age



α-Lactalbumin
Lactose Synthase
Gal-T1
Galactose
Glucose
Lactose

α-LACTALBUMIN

- Expressed **only** in the breast and **only** during lactation
- Expressed in tumor cells, especially Triple Negative Breast Cancer (**TNBC**)
- Our vaccine targets this retired protein
  - Once vaccinated, the patient's immune system is ready to destroy cells expressing the protein as they arise, disallowing cancer to gain critical mass

Triple Negative Breast Cancer (TNBC)

- Most aggressive form of breast cancer
- Prevalent cancer in patients with breast cancer gene (**BRCA**) mutations

Vaccination Prevents Breast Cancer

SAFE



Vaccinated mice did not exhibit autoimmune damage, while single T-cell infiltrates were seen in non-lactating breast tissue (arrows)

EFFECTIVE


MMTV-neu Mice
Tumor Size (mm²)
100
80
60
40
20
*
Vaccinated
Controls

100% of α-LACTALBUMIN vaccinated mice did not develop breast cancer

80% of un-vaccinated mice developed breast cancer

Breast Cancer Vaccine Clinical Trial Plan

Funded by Department of Defense (DOD) Grant $6.2 MM

Pre-Clinical Studies

- GLP Tox
- IND filing

Phase 1a Trial

- TNBC patients who have undergone standard of care
- Will monitor pro-inflammatory T-cell response

Phase 1b Trial

- Healthy women with BRCA1 mutations
- Decided to undergo prophylactic mastectomy
- Will immunize before surgery and monitor resected tissue

Summary: Breast Cancer Vaccine

KEY ATTRIBUTES

- Cleveland Clinic collaboration
- DOD funded program; $6.2 Million
  - Pre-clinical
  - Two phase 1 clinical trials
- Pre-IND meetings with FDA completed
- Plan to file IND in 2020 (September/October 2020)
- Begin first clinical trial in 2020/2021
- Data published: *Cancers*, 2016, *8*, 56.

MARKET OPPORTUNITY (Estimates)

- **Prophylactic (preventative) vaccines are administered to all eligible, not the small number of sick patients**
- **Expect reimbursement for this vaccine to be similar to the Cervical Cancer Vaccine (approximately $400)**
- United States
  - Greater than 75 MM Women over 40
    - 10-20 MM aging into this category annually
  - Greater than 150 MM Men are candidates
- Outside US **(Billions of candidates)**
  - Developed world
  - Rest of world
- Greater than $10's of billions opportunity

Imagine a world where there is no breast cancer, and our healthcare system does not spend the billions finding and treating it, and the millions of women and a few men who do not have to die from this disease

anixa
NASDAQ: ANIX

CAR-T Technology: Background & Opportunity

CAR- Technology has made great inroads in B-Cell cancers

- **Durable responses (50-80% of patients)**
- **Multibillion dollar valuations and big pharma deals**
  - **Novartis - First approved product by FDA**
    - **Kymriah for ALL- Acute Lymphoblastic Leukemia**
    - **Second approval for DLBCL-Diffuse large B-cell Lymphoma**
  - **KITE - $12BB acquisition by GILD**
  - **JUNO - $9BB acquisition by CELG**

Our Opportunity

- **Conventional CAR-T has <u>not</u> worked clinically in solid tumors**

MAGIC BULLET → Anixa has a unique approach to making CAR-T work for multiple solid tumors, beginning with Ovarian Cancer

Anixa's Unique CER-T Approach for Solid Tumors

Novartis, JUNO, KITE and others working on B-Cell cancers



Cancerous B-cell
CD19 protein (antigen)
scFv-antibody fragment engineered into T-cell
T-Cell engineered to recognize and kill cells with CD-19 protein on surface

Anixa's CAR-T Program for Ovarian Cancer
FSHR- Follicle Stimulating Hormone Receptor

Chimeric Endocrine Receptor T-Cell



Ovarian Cell
FSHR protein ("Antigen") - found only on ovarian cells
FSH Follicle Stimulating Hormone
T-Cell engineered with FSH to recognize and kill cells with FSHR protein on surface

FSHR ONLY Expressed in Ovaries and Testis

In Healthy Humans


Relative FSHR mRNA expression
0.0025
0.002
0.0015
0.001
0.0005
0
Only in Fetal Thymus
Adrenal Gland
Brain Cerebellum
Brain whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC

- **FSHR expressed on the blood vessels of many TUMORS**
- **This therapy will be anti-angiogenic for many types of cancer, enabling a portfolio of therapies for multiple cancers**

Source: Perales-Puchalt et al. "Follicle-stimulating hormone receptor is expressed by most ovarian cancers subtypes and is a safe and effective immunotherapeutic target." **Clinical Cancer Research**. 2017.

Our Magic Bullet

- **Many tumors have blood vessels where FSHR is expressed even though healthy tissue does not show such expression**
  - Physiologically, FSHR must be helpful in enabling tumors to create vasculature
  - Outside of the tumor margin, FSHR on blood vessels disappears
- **Our FSHR targeted CAR-T may destroy tumor vasculature and starve or shrink the tumor**
- **CAR-T mediated cell death may be more powerful than other anti-angiogenesis drugs**
- **First anti-angiogenic CAR-T drug**
- **The CAR-T cells may not be susceptible to the highly suppressive TME**
- **As the CAR-T cells are destroying vasculature, they make it more leaky, enabling simultaneous, localized delivery of other agents including chemotherapy**
- **Anti-angiogenesis drugs are a multi-billion dollar class of drugs, with Avastin the leader with 2017 sales of $7BB**

Angiogenesis

Tumors induce rapid blood vessel growth to nourish themselves


Tumor
Formation of new tumor vasculature
These blood vessels are positive for FSHR

Tumors expressing FSHR on vasculature:
Lung, Breast, Prostate, Colon, Head & Neck, Pancreas, Liver, Renal, Ovarian, and others

Summary: CAR-T Program

- Exclusive worldwide license from The Wistar Institute
  - Tested human CAR-T in immunocompromised mice against human ovarian cancer
  - Tested murine CAR-T in immunocompetent mice against murine ovarian cancer
  - Tested human CAR-T in immunocompromised mice against human breast cancer (proof of concept)

- Pre-IND work at Moffitt Cancer Center led by highly experienced team

- Ovarian Cancer Clinical Trial
  - Single site, open label, dose-escalation trial
    - Moffitt Cancer Center
    - Safety focused trial with window to efficacy
  - Pre-IND meeting with FDA occurred in October 2018
  - Anticipate IND filing end of 2020
  - Clinical trial to commence 2021

WE BELIEVE OUR CAR-T WILL WORK IN SOLID TUMORS, ESPECIALLY OVARIAN CANCER, WHILE OTHERS HAVE FAILED

1. **FSHR- UNIQUE TARGET**
2. **FSH- NATURAL LIGAND- NOT SYNTHETIC**
3. **ANTI-ANGIOGENIC SYNERGY**

- Data published: *Clinical Cancer Research*, 23(2)January 15, 2017, 441-453

Covid-19 Program

- Initiated April 20, 2020 with partner OntoChem, GmbH
  - Virtual Screening (1.2 BB compounds)
  - Targets: Main Protease (M^{pro}), Endoribonuclease (NSP-15)
- *In Silico* Hits
  - Utilize Molecular Modeling, Screening algorithms
  - "Hits" will be synthesized and tested *in vitro*
  - Candidate Drugs will be tested in animal models
- Pre-IND Testing
- Clinical Trials

- Current Status
  - Completed Initial Screening
  - Identified several Hit compounds
  - Synthesis and *in vitro* testing in progress

- Goals-
  - Identify One or two candidate drugs by end of year, followed by Proof-of concept animal studies in Q1-2021
  - Assuming POC animal studies are promising, we will seek funding for Pre-IND Studies and Clinical Trials


Virtual Screening & Scoring
SARS-CoV-2 Enzymes
1.2 Billion Compounds
2-D and 3-D Binding Prediction
Pharmacokinetics (ADME)
Toxicity
Other Drug-Like Properties
In Silico Studies
• Molecular Modeling
• Machine Learning
• H. P. Computing
Hit Candidates will be synthesized and tested in in vitro assays
Animal Studies

Anixa's Value-Creating Near-Term Milestones

Breast Cancer Vaccine
- Filing of IND for clinical trials- 2020
- Approval of IND by FDA
- Patient recruitment
- First patient dosed and initiation of clinical trial
- Clinical Data Release

CAR-T Program
- Filing of IND for clinical trial- 2020
- Approval of IND by FDA
- Patient recruitment
- First patient dosed and initiation of clinical trial
- Clinical Data Release
- Initiate pre-clinical work on other tumors - Magic Bullet

Covid-19 Therapeutics
- Identify additional potential compounds
- Results of in vitro biological and viral replication assays
- Preliminary Animal Studies
- Seek Government Research Funding
- Strategic alliances

Corporate Activity
- Investor relations
- Raise visibility, market capitalization and liquidity
- Increase institutional ownership
- Garner additional analyst coverage
- No immediate need to do a financing deal
- If we raise capital, a little goes a long way with our low-cost, leverageable strategy